Exhibit 10.17


                          SECURITIES PURCHASE AGREEMENT


     SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of May 17, 2002 by and among CBCom, Inc., a Delaware corporation, with headquarters located at 16830 Ventura Boulevard, Suite 211, Encino, California 91436, (the "Company"), and Ashland Partners, a California general partnership, located at 101 South Robertson Boulevard, Suite 210, Los Angeles, California 90048, (the "Buyer").

     WHEREAS:

     A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or Rule 4(2) thereof;

     B. The Company owes Buyer, pursuant to a Secured Convertible Debenture, $100,000 with interest at 6.67 percent per annum, all due and payable on June 6, 2002 (the "Debenture").

     C. The Company has authorized the issuance of 5,000,000 shares of its Common Stock (the "Shares") to be sold to Buyer.

     D. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, an aggregate of up to 5,000,000 shares of Common Stock (the "Shares").


     NOW THEREFORE, the Company and the Buyer hereby agree as follows:

     1. PURCHASE AND SALE OF COMMON SHARES.
        ----------------------------------

          a. Sale of Shares.  The Company  hereby  sells to the Buyer  5,000,000
             --------------
shares of the Company's Common Stock (the "Certificates") and agrees that within five (5) days from the close of this Agreement, to have certificates for the Shares issued in the name of Ashland Partners.

          b. Purchase of Shares. The Buyer hereby purchases from the Company the
             ------------------
Shares, and, in consideration therefore, shall pay to the Company the following:

                (1)        $150,000 in cash

                (2)        Cancellation of the Secured Convertible Debenture






                                    10.17-1

     2. LOCK-UP
        -------

          The Buyer agrees to hold the Shares for two years from the date hereof and not sell, transfer, place in street-name, pledge or hypothecate during the two- year period. At the end of the two-year period the Buyer may sell or transfer the Shares pursuant to rule 144 of the Securities Act of 1933.



     3. BUYER'S REPRESENTATIONS AND WARRANTIES.
        --------------------------------------

          The Buyer represents and warrants that:

          a. Investment Purpose.  The Buyer (i) is acquiring the Shares and (ii)
             ------------------
for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

          b. Accredited  Investor Status. The Buyer is an "accredited  investor"
             ---------------------------
as that term is defined in Rule 501(a)(3) of Regulation D.

          c. Reliance on Exemptions.  The Buyer  understands that the Shares are
             ----------------------
being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Shares.

          d.  Information.  The  Buyer  has been  furnished  with all  materials
             ------------
relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Buyer. The Buyer has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 4 below. The Buyer understands that its investment in the Shares involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.




                                    10.17-2

          e. No Governmental Review. The Buyer understands that no United States
             ----------------------
federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

          f. Transfer or Resale.  The Buyer understands that (i) the Shares have
             ------------------
not been and are not being registered under the 1933 Act or any state Shares laws, and after the Lock-Up period may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Buyer provides the Company with reasonable assurance that such Shares can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended, (or a successor rule thereto) ("Rule 144"); (ii) any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Shares under the 1933 Act or any state Shares laws or to comply with the terms and conditions of any exemption thereunder.

          g. Legends.   The Buyer  understands  that the  certificates  or other
             -------
instruments representing the Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which it is stamped, if, unless otherwise required by federal or state securities laws, that
(i) such Shares are registered for resale under the 1933 Act, (ii) in connection


                                    10.17-3
with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that the Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

          h. Authorization; Enforcement; Validity.  This Agreement has been duly
             ------------------------------------
and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer, enforceable against the Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.


     4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
        ---------------------------------------------

          The Company represents and warrants to the Buyer that:

          a. Organization and Qualification.  The Company and its "Subsidiaries"
             ------------------------------
(which, for purposes of this Agreement, means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect.

          b. Authorization; Enforcement; Validity.   (i)  The  Company  has  the
             ------------------------------------
requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the consummation by it of the transaction contemplated hereby and thereby, including without limitation the issuance of the Shares have been duly authorized and unanimously approved by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement has been duly executed and delivered by the Company, (iv) this Agreement, upon execution and delivery thereof, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.


                                    10.17-4

          c. Issuance of Securities.  The Shares are duly  authorized  and, upon
             ----------------------
issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable, and (ii) free from all taxes, liens and charges with respect to the issue thereof. The issuance by the Company of the Shares is exempt from registration under the 1933 Act, assuming that the representations and warranties of the Buyer contained in Section 4 are true and correct as to factual matters.

          e. No General Solicitation.   Neither  the  Company,  nor any  of  its
             -----------------------
affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

          f. No Other Agreements.  The Company has not,  directly or indirectly,
             --------------------
made any agreements with the Buyer relating to the terms or conditions of the transactions contemplated by the Agreement except as set forth in the Agreement.


     5. COVENANTS.
        ---------

          a. Best Efforts.  Each  party  shall  use its best  efforts  to timely
             ------------
satisfy each of the conditions to be satisfied by it as provided in Sections 4 and 5 of this Agreement.

          b. Form D and Blue Sky.  The  Company  agrees  to  file a  Form D with
             ---------------------
respect to the Shares as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Buyer pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyer. The Company shall make all filings and reports relating to the offer and sale of the Shares required under applicable securities or "Blue Sky" laws of the states of the United States following the date of the Agreement.

          c. Use of Proceeds. The Company will use the proceeds from the sale of
             ---------------
the Shares for working capital and for inventory.



     6. GOVERNING LAW; MISCELLANEOUS.
        ----------------------------

          a. Governing Law; Jurisdiction; Jury Trial.  The corporate laws of the
             ---------------------------------------
State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction,

                                    10.17-5
validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Los Angeles, County of Los Angeles, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          b. Counterparts.  This  Agreement  may  be  executed  in  two or  more
             ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

          c. Headings.  The headings  of this  Agreement are for  convenience of
             --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

          d. Severability.  If  any provision of this Agreement shall be invalid
             ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          e. Entire Agreement;  Amendments.  This Agreement supersedes all other
             -----------------------------
prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties hereto with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer, and no provision hereof may be waived other than by

                                    10.17-6
an instrument in writing signed by the party against whom enforcement is sought. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement, as the case may be.

          f. Notices.  Any notices,  consents,  waivers or other  communications
             -------
required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                If to the Company:
                  CBCom, Inc.
                  16830 Ventura Boulevard, Suite 211
                  Encino, California  91436
                  Attention:  Charles Lesser, CFO
                           Telephone:       (818) 461-0800
                           Facsimile:       (818) 461-0811

                With a copy to:
                  Law Offices of William B. Barnett
                  15233 Ventura Boulevard, Suite 410
                  Sherman Oaks, CA 91403
                  Attention:  William B. Barnett
                           Telephone:       (818) 789-2688
                           Facsimile:       (818) 789-2680

                If to the Buyer:
                  Ashland Partners
                  101 South Robertson Boulevard, Suite 210
                  Los Angeles, California  90048
                  Attention:  James Rogers, General Partner
                           Telephone:       (310) 246-1200
                           Facsimile:       (310) 273-5759

                Or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.




                                    10.17-7

          g. Successors and Assigns.  This Agreement  shall be binding  upon and
             ----------------------
inure to the benefit of the parties and their respective successors and assigns. The Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release the Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.

          h. No Third Party  Beneficiaries.  This  Agreement is intended for the
             -----------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          i. Survival. The representations and warranties of the Company and the
             --------
Buyer contained in Section 4 and 5, and the Agreement shall survive the closing.

          j. Publicity.  The  Company  and the  Buyer  shall  have  the right to
             ---------
approve before issuance of any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law, regulation, or rule of the NASD or Principal Market (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

          k. Further Assurances. Each party shall do and perform, or cause to be
             ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          l. No Strict Construction. The language used in this Agreement will be
             ----------------------
deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          m. Remedies.  The Buyer and  each holder of the Shares  shall have all
             --------
rights and remedies set forth in this Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.




                                    10.17-8

       IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

 COMPANY:                                  BUYER:

 CBCom, INC.                               ASHLAND PARTNERS



 By:                                       By:
      --------------------------------          --------------------------------
      Chian Yi Sun                              James Rogers
      President                                 General Partner










































                                    10.17-9